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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported)         APRIL 3, 1997
                                                 ----------------------------

                                 QCS CORPORATION
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           (Exact name of registrant as specified in its character)

      DELAWARE                   33-18600-D           84-1057621
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  (State or other               (Commission        (I.R.S. Employer
    jurisdiction                File Number)       Identification No.)
  of incorporation)


      650 CASTRO STREET, SUITE 210, MOUNTAIN VIEW, CALIFORNIA   94041
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      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code      (415) 966-1214
                                                   --------------------------

                                  NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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ITEM 5.          OTHER EVENTS

On April 3, 1997, Marcel van Heesewijk, the Registrant's President and
Chief Executive Officer and Chairman of the Board of Directors distributed a letter to the Registrant's stockholders which provided a briefing on recent developments concerning the Registrant with a particular focus on a new product announcement which the Registrant is planning for May, 1997. The new product, as more fully described in Mr. van Heesewijk's letter, a copy of which is included as Exhibit 99 to this Form 8-K, is called the "QCS Supplier Sales Station" and permits suppliers to access, conduct business on and take full advantage of the graphical interface properties on the Internet's World Wide Web.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

                 Exhibit 99. Letter to Stockholders dated April 3, 1997 from Marcel van Heesewijk.


                                     SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY AUTHORIZED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

Dated: April 3, 1997

                                       QCS Corporation
                                       ---------------
                                       Registrant



                                       /s/ Marcel van Heesewijk
                                       ------------------------
                                       Marcel van Heesewijk
                                       Chairman of the Board of Directors